Exhibit 32.2


                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer, Executive Vice President and Principal Accounting Officer of Allmerica Financial Corporation (the "Company"), does hereby certify that to the undersigned's knowledge:

     1) the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2)   the information  contained in the Company's Report fairly presents, in
          all  material  respects,   the  financial  condition  and  results  of
          operations of the Company.



                            /s/ Edward J. Parry, III
                            ------------------------
                              Edward J. Parry, III
               Chief Financial Officer, Executive Vice President and
                          Principal Accounting Officer


Dated: November 13, 2003

A signed original of this written statement required by Section 906 has been provided to Allmerica Financial Corporation and will be retained by Allmerica Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.